CENDANT CORPORATION
SEGMENT SUMMARY
($ in millions)

----------------------------------------------------------------------------------------------------------------------------------
                                                        1st Quarter                                       2nd Quarter
                                       ---------------------------------------            ---------------------------------------
                                          1997            1998(2)           %               1997             1998(2)           %
                                       ---------         ---------          --            ---------         ---------          --
Revenue
     Travel                              $ 327.0           $ 361.5          11%             $ 333.1           $ 489.4          47%
     Real Estate                           191.1             279.1          46%               246.0             354.9          44%
     Alliance Marketing                    353.9             372.0           5%               332.3             377.2          14%
     Other                                  81.7             116.8          43%                88.2              56.4         -36%
                                       ---------         ---------          --            ---------         ---------          --
Total Continuing Ops                       953.7           1,129.4          18%               999.6           1,277.9          28%
     Discontinued Ops                      137.3             158.7          16%               127.9             204.8          60%
                                       ---------         ---------          --            ---------         ---------          --
Total Cendant                          $ 1,091.0         $ 1,288.1          18%           $ 1,127.5         $ 1,482.7          32%
                                       =========         =========          ==            =========         =========          ==

EBITDA(1)
     Travel                              $ 134.4           $ 179.2          33%             $ 143.6           $ 200.2          39%
     Real Estate                            60.9             123.1         102%               100.6             176.7          76%
     Alliance Marketing                     47.1               4.6         -90%                25.2             (16.0)       -163%
     Other                                  15.6              77.3         396%                35.6              15.5         -56%
                                       ---------         ---------          --            ---------         ---------          --
Total Continuing Ops                       258.0             384.2          49%               305.0             376.4          23%
     Discontinued Ops                       17.5              (3.0)       -117%                 6.2              28.1         353%
                                       ---------         ---------          --            ---------         ---------          --
Total Cendant                            $ 275.5           $ 381.2          38%             $ 311.2           $ 404.5          30%
                                       =========         =========          ==            =========         =========          ==

                                                         3rd Quarter                         4th Quarter            Total
                                         ---------------------------------------              ---------            ---------
                                            1997            1998(2)           %                1997                 1997
                                         ---------         ---------          --              ---------            ---------
Revenue
     Travel                                $ 354.9           $ 564.4          59%               $ 322.2            $ 1,337.2
     Real Estate                             281.3             360.0          28%                 268.6                987.0
     Alliance Marketing                      437.6             499.1          14%                 446.5              1,570.3
     Other                                   112.7              34.3         -70%                  62.9                345.5
                                         ---------         ---------          --              ---------            ---------
Total Continuing Ops                       1,186.5           1,457.8          23%               1,100.2              4,240.0
     Discontinued Ops                        142.0             184.6          30%                 235.0                642.2
                                         ---------         ---------          --              ---------            ---------
Total Cendant                            $ 1,328.5         $ 1,642.4          24%             $ 1,335.2            $ 4,882.2
                                         =========         =========          ==              =========            =========

EBITDA(1)
     Travel                                $ 150.5           $ 209.1          39%               $ 132.7              $ 561.2
     Real Estate                             130.8             197.0          51%                 112.1                404.4
     Alliance Marketing                       73.8              29.7         -60%                  33.5                179.6
     Other                                    57.9             (28.7)       -150%                  (5.0)               104.1
                                         ---------         ---------          --              ---------            ---------
Total Continuing Ops                         413.0             407.1          -1%                 273.3              1,249.3
     Discontinued Ops                         11.4              (2.8)       -125%                  53.2                 88.3
                                         ---------         ---------          --              ---------            ---------
Total Cendant                              $ 424.4           $ 404.3          -5%               $ 326.5            $ 1,337.6
                                         =========         =========          ==              =========            =========

--------------
(1) Earnings before interest, taxes, depreciation and amortization. Excludes merger related costs and other unusual charges in 1997 and 1998, and investigation related costs in 1998.

(2) The 1998 financial information is derived from unaudited financial information. 1998 quarterly results are not necessarily indicative of the financial results that may be expected for the year ending December 31, 1998.

CENDANT CORPORATION
INCOME STATEMENT SUMMARY
($ in millions)

------------------------------------------------------------------------------------------------------------------------------
                                                         1st Quarter                                 2nd Quarter
                                           -------------------------------------         -------------------------------------
                                            1997             1998(1)          %           1997            1998(1)           %
                                           -------           -------          --         -------          -------           --
Travel Segment
     Lodging                                $ 89.8            $ 94.7           5%        $ 108.1          $ 117.2            8%
     Timeshare                                93.8             106.3          13%           85.3             94.0           10%
     Car Rental                               34.5              45.1          31%           38.6             48.2           25%
     Fleet Management                         91.5              96.6           6%           79.2             96.0           21%
     Other (NPC and Global Refund)            17.4              18.8           8%           21.9            134.0          509%
                                           -------           -------          --         -------          -------           --
Total revenue                                327.0             361.5          11%          333.1            489.4           47%
                                           =======           =======          ==         =======          =======           ==

Real Estate Segment
     Real Estate Franchise                    55.4              84.3          52%           83.7            131.5           57%
     Relocation Services                      85.2              99.7          17%          102.7            110.2            7%
     Mortgage Services                        33.6              78.0         132%           42.5             94.0          121%
     New Mover                                16.8              17.1           2%           17.1             19.2           12%
                                           -------           -------          --         -------          -------           --
Total revenue                                191.1             279.1          46%          246.0            354.9           44%
                                           =======           =======          ==         =======          =======           ==

Alliance Marketing Segment
     Individual                              167.7             171.9           2%          154.9            175.0           13%
     Insurance/Wholesale                     111.9             134.0          20%          118.7            136.8           15%
     Lifestyle                                74.3              66.1         -11%           58.7             65.4           11%
                                           -------           -------          --         -------          -------           --
Total revenue                                353.9             372.0           5%          332.3            377.2           14%
                                           =======           =======          ==         =======          =======           ==

Other Segment                                 81.7             116.8          43%           88.2             56.4          -36%
                                           =======           =======          ==         =======          =======           ==

Discontinued Operations
     Hebdo Mag                                45.6              62.8          38%           48.9             74.4           52%
     Software                                 91.7              95.9           5%           79.0            130.4           65%
                                           -------           -------          --         -------          -------           --
Total revenue                              $ 137.3           $ 158.7          16%        $ 127.9          $ 204.8           60%
                                           =======           =======          ==         =======          =======           ==

(1) The 1998 financial information is derived from unaudited financial information. 1998 quarterly results are not necessarily indicative of the financial results that may be expected for the year ending December 31, 1998.

                                                      3rd Quarter                          4th Quarter              Total
                                       ---------------------------------------             -----------             -------
                                          1997           1998(1)           %                   1997                  1997
                                        -------          -------           --                 -------              -------
Travel Segment
     Lodging                            $ 124.5          $ 137.5           10%                $ 101.5              $ 424.0
     Timeshare                             86.9            106.7           23%                   80.3                346.3
     Car Rental                            41.4             47.0           14%                   35.7                150.2
     Fleet Management                      73.9             94.8           28%                   79.6                324.2
     Other (NPC and Global Refund)         28.2            178.5          533%                   25.1                 92.6
                                        -------          -------           --                 -------              -------
Total revenue                             354.9            564.4           59%                  322.2              1,337.2
                                        =======          =======           ==                 =======              =======

Real Estate Segment
     Real Estate Franchise                 98.3            126.7           29%                   97.2                334.6
     Relocation Services                  112.0            130.8           17%                  101.6                401.5
     Mortgage Services                     51.6             79.9           55%                   51.5                179.2
     New Mover                             19.4             22.6           17%                   18.3                 71.6
                                        -------          -------           --                 -------              -------
Total revenue                             281.3            360.0           28%                  268.6                987.0
                                        =======          =======           ==                 =======              =======

Alliance Marketing Segment
     Individual                           171.0            201.6           18%                  178.6                672.2
     Insurance/Wholesale                  118.5            135.5           14%                  133.5                482.6
     Lifestyle                            148.1            162.0            9%                  134.4                415.5
                                        -------          -------           --                 -------              -------
Total revenue                             437.6            499.1           14%                  446.5              1,570.3
                                        =======          =======           ==                 =======              =======

Other Segment                             112.7             34.3          -70%                   62.9                345.5
                                        =======          =======           ==                 =======              =======

Discontinued Operations
     Hebdo Mag                             51.3             65.2           27%                   62.7                208.5
     Software                              90.7            119.4           32%                  172.3                433.7
                                        -------          -------           --                 -------              -------
Total revenue                           $ 142.0          $ 184.6           30%                $ 235.0              $ 642.2
                                        =======          =======           ==                 =======              =======

--------------
(1) The 1998 financial information is derived from unaudited financial information. 1998 quarterly results are not necessarily indicative of the financial results that may be expected for the year ending December 31, 1998.

CENDANT CORPORATION
TRAVEL SEGMENT REVENUE DRIVER ANALYSIS
(Revenue $ in millions)

---------------------------------------------------------------------------------------------------------------------------------
                                                           1st Quarter                                  2nd Quarter
                                           -------------------------------------           --------------------------------------
                                             1997             1998(1)          %              1997            1998(1)            %
                                           ---------         ---------        --            ---------        ---------         --
 Lodging
      Rooms                                  480,599           488,206         2%             488,145          496,706          2%
      Royalty per Available Room             $ 76.46           $ 79.70         4%             $ 97.78         $ 101.27          4%
                                           ---------         ---------        --            ---------        ---------         --
      Total Royalty                             36.7              38.9         6%                47.7             50.3          5%
      Other                                     53.1              55.8         5%                60.4             66.9         11%
                                           ---------         ---------        --            ---------        ---------         --
      Total Revenue                           $ 89.8            $ 94.7         5%             $ 108.1          $ 117.2          8%
                                           =========         =========        ==            =========        =========         ==
 Timeshare
      Number of Exchanges                    475,086           492,436         4%             405,120          411,711          2%
      Annual Number of Exchanges           1,900,344         1,969,744         4%           1,620,480        1,646,844          2%
      Average Members                      2,039,811         2,177,050         7%           2,049,972        2,186,424          7%
                                           ---------         ---------        --            ---------        ---------         --
      Total Units                          3,940,155         4,146,794         5%           3,670,452        3,833,268          4%
      Average Fee                            $ 20.47           $ 21.01         3%             $ 20.11          $ 20.87          4%
                                           ---------         ---------        --            ---------        ---------         --
      Total Member/Exchange Fees                80.7              87.1         8%                73.8             80.0          8%
      Other                                     13.1              19.2        47%                11.5             14.0         22%
                                           ---------         ---------        --            ---------        ---------         --
      Total Revenue                           $ 93.8           $ 106.3        13%              $ 85.3           $ 94.0         10%
                                           =========         =========        ==            =========        =========         ==
 Car Rental
      Rental days                         12,821,008        12,464,857        -3%          13,340,886       13,867,489          4%
      Royalty per Rental day                  $ 1.79            $ 1.90         6%              $ 1.84           $ 1.85          1%
                                           ---------         ---------        --            ---------        ---------         --
      Total Royalty                             23.0              23.7         3%                24.5             25.7          5%
      Other                                     11.5              21.4        86%                14.1             22.5         60%
                                           ---------         ---------        --            ---------        ---------         --
      Total Revenue                           $ 34.5            $ 45.1        31%              $ 38.6           $ 48.2         25%
                                           =========         =========        ==            =========        =========         ==
 Fleet Management
      Number of Cars/Cards                 2,660,407         3,877,657        46%           2,804,170        4,054,128         45%
      Revenue per Car/Card                   $ 34.39           $ 24.91       -28%             $ 28.24          $ 23.68        -16%
                                           ---------         ---------        --            ---------        ---------         --
      Total Revenue                           $ 91.5            $ 96.6         6%              $ 79.2           $ 96.0         21%
                                           =========         =========        ==            =========        =========         ==

(1) The 1998 financial information is derived from unaudited financial information. 1998 quarterly results are not necessarily indicative of the financial results that may be expected for the year ending December 31, 1998.

                                                               3rd Quarter                       4th Quarter              Total
                                             ---------------------------------------              ---------             ---------
                                               1997               1998(1)         %                 1997                  1997
                                             ---------           ---------        --              ---------             ---------
Lodging
     Rooms                                     497,020             499,740         1%               503,183               492,254
     Royalty per Available Room               $ 115.09            $ 119.46         4%               $ 79.45              $ 369.03
                                             ---------           ---------        --              ---------             ---------
     Total Royalty                                57.2                59.7         4%                  40.0                 181.7
     Other                                        67.3                77.8        16%                  61.5                 242.3
                                             ---------           ---------        --              ---------             ---------
     Total Revenue                             $ 124.5             $ 137.5        10%               $ 101.5               $ 424.0
                                             =========           =========        ==              =========             =========
Timeshare
     Number of Exchanges                       406,936             419,725         3%               360,825             1,647,967
     Annual Number of Exchanges              1,627,744           1,678,900         3%             1,443,300             1,647,967
     Average Members                         2,074,412           2,207,678         6%             2,089,700             2,155,795
                                             ---------           ---------        --              ---------             ---------
     Total Units                             3,702,156           3,886,578         5%             3,533,000             3,803,762
     Average Fee                               $ 20.83             $ 21.64         4%               $ 20.44               $ 79.86
                                             ---------           ---------        --              ---------             ---------
     Total Member/Exchange Fees                   77.1                84.1         9%                  72.2                 303.8
     Other                                         9.8                22.6       131%                   8.1                  42.5
                                             ---------           ---------        --              ---------             ---------
     Total Revenue                              $ 86.9             $ 106.7        23%                $ 80.3               $ 346.3
                                             =========           =========        ==              =========             =========
Car Rental
     Rental days                            15,021,195          15,996,768         6%            12,506,732            53,689,821
     Royalty per Rental day                     $ 1.82              $ 1.84         1%                $ 1.89                $ 1.84
                                             ---------           ---------        --              ---------             ---------
     Total Royalty                                27.4                29.4         7%                  23.7                  98.6
     Other                                        14.0                17.6        26%                  12.0                  51.6
                                             ---------           ---------        --              ---------             ---------
     Total Revenue                              $ 41.4              $ 47.0        14%                $ 35.7               $ 150.2
                                             =========           =========        ==              =========             =========
Fleet Management
     Number of Cars/Cards                    3,162,740           4,134,422        31%             3,215,953             2,960,817
     Revenue per Car/Card                      $ 23.37             $ 22.93        -2%               $ 24.75              $ 109.50
                                             ---------           ---------        --              ---------             ---------
     Total Revenue                              $ 73.9              $ 94.8        28%                $ 79.6               $ 324.2
                                             =========           =========        ==              =========             =========

--------------
(1) The 1998 financial information is derived from unaudited financial information. 1998 quarterly results are not necessarily indicative of the financial results that may be expected for the year ending December 31, 1998.

CENDANT CORPORATION
REAL ESTATE SEGMENT REVENUE DRIVER ANALYSIS
(Revenue $ in millions)

-----------------------------------------------------------------------------------------------------------------------------------
                                                          1st Quarter                                    2nd Quarter
                                           -------------------------------------          -----------------------------------------
                                             1997            1998(1)         %               1997          1998(1)              %
                                           --------         --------         --            --------        --------             --
Real Estate Franchise
     Closed sides Domestic                  265,896          322,995        21%             402,386         498,893             24%
     Average Price                          118,362          135,445        14%             122,285         142,735             17%
     Adj Royalty Rate (roy x comm)             0.15%            0.16%      0.01                0.15%           0.15%          0.00
                                           --------         --------         --            --------        --------             --
     Total Royalties                           48.3             71.1         47%               74.6           108.7             46%
     Other                                      7.1             13.2         86%                9.1            22.8            151%
                                           --------         --------         --            --------        --------             --
     Total Revenue                           $ 55.4           $ 84.3         52%             $ 83.7         $ 131.5             57%
                                           ========         ========         ==            ========        ========             ==

Mortgage Services
     Production Loan Closings (000's)       $ 1,783          $ 4,615        159%            $ 2,480         $ 6,576            165%
     Avg Fee - Basis Points                   107.6            116.4          8%              124.1           122.2             -2%
                                           --------         --------         --            --------        --------             --
     Production Fees                           19.2             53.7        180%               30.8            80.4            161%

     Avg Servicing Loan Portfolio          $ 25,103         $ 30,908         23%           $ 25,636        $ 34,004             33%
     Avg Fee - Basis Points                     5.8              7.6         31%                4.6             4.0            -13%
                                           --------         --------         --            --------        --------             --
     Service Fees                              14.4             24.3         68%               11.7            13.6             16%

     Total Revenue                           $ 33.6           $ 78.0        132%             $ 42.5          $ 94.0            121%
                                           ========         ========         ==            ========        ========             ==

                                                                3rd Quarter                      4th Quarter             Total
                                               --------------------------------------              --------             --------
                                                 1997             1998(1)          %                 1997                 1997
                                               --------           --------         --              --------             --------
Real Estate Franchise
     Closed sides Domestic                      438,120            540,981         23%              431,423            1,537,825
     Average Price                              131,285            146,366         11%              130,909              126,590
     Adj Royalty Rate (roy x comm)                 0.15%              0.15%     (0.00)                 0.15%                0.15%
                                               --------           --------         --              --------             --------
     Total Royalties                               85.8              116.8         36%                 85.2                293.9
     Other                                         12.5                9.9        -21%                 12.0                 40.7
                                               --------           --------         --              --------             --------
     Total Revenue                               $ 98.3            $ 126.7         29%               $ 97.2              $ 334.6
                                               ========           ========         ==              ========             ========

Mortgage Services
     Production Loan Closings (000's)           $ 3,547            $ 6,936         96%              $ 3,907             $ 11,717
     Avg Fee - Basis Points                        98.7              111.9         13%                 84.9                100.8
                                               --------           --------         --              --------             --------
     Production Fees                               35.0               77.6        122%                 33.2                118.2

     Avg Servicing Loan Portfolio              $ 27,074           $ 38,398         42%             $ 28,999             $ 26,703
     Avg Fee - Basis Points                         6.1                0.5        -92%                  6.3                 22.9
                                               --------           --------         --              --------             --------
     Service Fees                                  16.6                2.3        -86%                 18.3                 61.0

     Total Revenue                               $ 51.6             $ 79.9         55%               $ 51.5              $ 179.2
                                               ========           ========         ==              ========             ========

--------------
(1) The 1998 financial information is derived from unaudited financial information. 1998 quarterly results are not necessarily indicative of the financial results that may be expected for the year ending December 31, 1998.